EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues
Discount revenue	$9,361	$8,743	$9,177	$8,780	$8,855	6	$18,104	$17,235	5
Net card fees	2,480	2,333	2,245	2,170	2,060	20	4,813	4,034	19
Service fees and other revenue	1,828	1,722	1,719	1,680	1,688	8	3,550	3,366	5
Total non-interest revenues	13,669	12,798	13,141	12,630	12,603	8	26,467	24,635	7
Interest income
Interest on loans	5,648	5,552	5,503	5,442	5,092	11	11,200	10,150	10
Interest and dividends on investment securities	17	14	18	18	25	(32)	31	50	(38)
Deposits with banks and other	599	569	556	689	677	(12)	1,168	1,369	(15)
Total interest income	6,264	6,135	6,077	6,149	5,794	8	12,399	11,569	7
Interest expense
Deposits	1,374	1,337	1,397	1,446	1,425	(4)	2,711	2,852	(5)
Long-term debt and other	703	629	642	697	639	10	1,332	1,218	9
Total interest expense	2,077	1,966	2,039	2,143	2,064	1	4,043	4,070	(1)
Net interest income	4,187	4,169	4,038	4,006	3,730	12	8,356	7,499	11
Total revenues net of interest expense	17,856	16,967	17,179	16,636	16,333	9	34,823	32,134	8
Provisions for credit losses
Card Member receivables	226	146	182	170	226	—	372	422	(12)
Card Member loans	1,094	901	1,011	1,114	970	13	1,995	1,984	1
Other	85	103	99	72	72	18	188	131	44
Total provisions for credit losses	1,405	1,150	1,292	1,356	1,268	11	2,555	2,537	1
Total revenues net of interest expense after provisions for credit losses	16,451	15,817	15,887	15,280	15,065	9	32,268	29,597	9

Expenses
Card Member rewards	4,618	4,378	4,430	4,168	4,227	9	8,996	8,001	12
Business development	1,589	1,529	1,637	1,430	1,427	11	3,118	2,819	11
Card Member services	1,301	1,328	1,278	1,179	1,154	13	2,629	2,325	13
Marketing	1,555	1,486	1,614	1,470	1,480	5	3,041	2,956	3
Salaries and employee benefits	2,152	2,120	2,102	2,049	1,949	10	4,272	4,047	6
Professional services	591	541	698	579	542	9	1,132	997	14
Data processing and equipment	720	705	805	725	701	3	1,425	1,358	5
Other, net	375	400	567	476	(205)	#	775	159	#
Total expenses	12,901	12,487	13,131	12,076	11,275	14	25,388	22,662	12
Pretax income	3,550	3,330	2,756	3,204	3,790	(6)	6,880	6,935	(1)
Income tax provision	665	746	586	697	775	(14)	1,411	1,483	(5)
Net income	$2,885	$2,584	$2,170	$2,507	$3,015	(4)	$5,469	$5,452	—
Net income attributable to common shareholders (A)	$2,852	$2,552	$2,139	$2,474	$2,977	(4)	$5,404	$5,382	—
Effective tax rate	18.7%	22.4%	21.3%	21.8%	20.4%		20.5%	21.4%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$4.08	$3.64	$3.04	$3.50	$4.16	(2)	$7.73	$7.49	3
Average common shares outstanding	698	701	703	708	716	(3)	700	718	(3)
Diluted
Net income attributable to common shareholders	$4.08	$3.64	$3.04	$3.49	$4.15	(2)	$7.71	$7.48	3
Average common shares outstanding	699	702	704	709	717	(3)	701	719	(3)
Cash dividends declared per common share	$0.82	$0.82	$0.70	$0.70	$0.70	17	$1.64	$1.40	17
# - Denotes a variance of 100 percent or more.
See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change
Assets
Cash & cash equivalents	$57,937	$52,508	$40,640	$47,918	$52,895	10
Card Member receivables, less reserves	59,405	58,355	59,240	58,886	59,485	—
Card Member loans, less reserves	136,508	133,611	133,995	128,960	125,530	9
Card Member loans held for sale	2,405	776	758	—	—
Investment securities	1,258	1,110	1,240	1,268	1,210	4
Other (B)	38,043	35,884	35,588	33,947	33,099	15
Total assets	$295,556	$282,244	$271,461	$270,979	$272,219	9

Liabilities and Shareholders' Equity
Customer deposits	$149,386	$146,396	$139,413	$135,438	$133,746	12
Short-term borrowings	1,493	1,559	1,374	1,457	1,639	(9)
Long-term debt	58,202	51,236	49,715	53,546	51,521	13
Other (B)	54,164	51,851	50,695	50,831	55,773	(3)
Total liabilities	263,245	251,042	241,197	241,272	242,679	8

Shareholders' Equity	32,311	31,202	30,264	29,707	29,540	9
Total liabilities and shareholders' equity	$295,556	$282,244	$271,461	$270,979	$272,219	9

Return on average equity (C)	36.3%	33.6%	34.6%	33.9%	41.4%
Return on average common equity (C)	37.8%	35.0%	36.1%	35.3%	43.2%
Book value per common share (dollars)	$44.16	$42.28	$40.88	$39.92	$39.26	12

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24
Shares Outstanding (in millions)
Beginning of period	701	702	704	712	719
Repurchase of common shares	(5)	(2)	(3)	(8)	(7)
Net impact of employee benefit plans and others	—	1	1	—	—
End of period	696	701	702	704	712

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.6%	10.7%	10.5%	10.7%	10.8%
Tier 1	11.3%	11.4%	11.2%	11.4%	11.5%
Total	13.2%	13.4%	13.2%	13.4%	13.5%

Common Equity Tier 1	$26.1	$25.6	$24.9	$24.6	$24.6
Tier 1 Capital	$27.8	$27.2	$26.4	$26.2	$26.1
Tier 2 Capital	$4.8	$4.8	$4.7	$4.6	$4.6
Total Capital	$32.6	$32.0	$31.1	$30.8	$30.7
RWA	$246.1	$239.6	$235.8	$229.9	$227.8
Tier 1 Leverage	9.7%	10.0%	9.8%	9.8%	9.9%
Supplementary Leverage Ratio (SLR) (D)	8.3%	8.5%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$285.2	$273.1	$268.8	$267.6	$263.3
Total Leverage Exposure to calculate SLR (D)	$335.7	$322.4	$317.0

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Network volumes (billions) (F)	$472.0	$439.6	$464.0	$441.0	$440.6	7	$911.6	$859.8	6
Billed business (G)	$416.3	$387.4	$408.4	$387.3	$388.2	7	$803.7	$755.2	6

Card Member loans	$142,275	$139,203	$139,674	$134,548	$130,851	9	$142,275	$130,851	9

Cards-in-force (H)	149.4	147.5	146.5	145.5	144.3	4	149.4	144.3	4
Proprietary cards-in-force	85.2	84.6	83.6	82.9	82.1	4	85.2	82.1	4

Basic cards-in-force (H)	126.0	124.2	123.3	122.4	121.4	4	126.0	121.4	4
Proprietary basic cards-in-force	65.6	65.1	64.3	63.7	63.1	4	65.6	63.1	4

Average proprietary basic Card Member spending (dollars)	$6,370	$5,987	$6,378	$6,110	$6,192	3	$12,362	$12,112	2

Average fee per card (dollars) (I)	$117	$111	$108	$105	$101	16	$114	$99	15

Proprietary new cards acquired (J)	3.1	3.4	3.0	3.3	3.3		6.4	6.7

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (K)					Reported	FX-Adjusted (K)
	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YTD'25	YTD'25
Network volumes (F)	7%	5%	7%	5%	3%	6%	6%	8%	5%	4%	6%	6%
Billed business (G)	7	6	8	6	5	7	6	8	6	6	6	7
U.S. Consumer Services	7	7	9	6	6	n/a	n/a	n/a	n/a	n/a	7	n/a
Commercial Services	2	2	4	1	2	2	2	4	1	2	2	2
International Card Services	15	9	11	13	10	12	13	15	13	13	12	12

Merchant industry billed business
Goods & Services (G&S) spend (73% of Q2'25 billed business)	8	6	7	6	5	7	7	8	6	6	7	7
T&E spend (27% of Q2'25 billed business)	6	5	9	6	6	5	6	10	6	7	5	6

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (L)	2.2%	2.4%	2.2%	2.2%	2.4%		2.3%	2.4%
Net write-off rate (principal only) (L)(M)	2.0%	2.1%	1.9%	1.9%	2.1%		2.1%	2.1%
30+ days past due as a % of total (M)	1.3%	1.3%	1.3%	1.3%	1.2%		1.3%	1.2%

Card Member loans
Total Card Member loans	$142,275	$139,203	$139,674	$134,548	$130,851	9	$142,275	$130,851	9
Credit loss reserves
Beginning balance	$5,592	$5,679	$5,588	$5,321	$5,271	6	$5,679	$5,118	11
Provisions - principal, interest and fees	1,094	901	1,011	1,114	970	13	1,995	1,984	1
Net write-offs - principal less recoveries	(771)	(818)	(735)	(701)	(753)	2	(1,589)	(1,458)	9
Net write-offs - interest and fees less recoveries	(167)	(178)	(159)	(152)	(160)	4	(345)	(310)	11
Other (N)	19	8	(26)	6	(7)	#	27	(13)	#
Ending balance	$5,767	$5,592	$5,679	$5,588	$5,321	8	$5,767	$5,321	8
Reserve as a % of Card Member loans	4.1%	4.0%	4.1%	4.2%	4.1%		4.1%	4.1%
% of past due	295%	284%	288%	297%	312%		295%	312%
Average loans	$141,412	$137,697	$136,972	$132,956	$128,321	10	$139,604	$126,507	10
Net write-off rate (principal, interest and fees) (L)	2.7%	2.9%	2.6%	2.6%	2.8%		2.8%	2.8%
Net write-off rate (principal only) (L)(M)	2.2%	2.4%	2.1%	2.1%	2.3%		2.3%	2.3%
30+ days past due as a % of total (M)	1.4%	1.4%	1.4%	1.4%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans including loans held for sale (O)	11.8%	12.2%	11.7%	12.0%	11.7%		12.0%	11.9%
Net interest yield on average Card Member loans including loans held for sale (O)	11.8%	12.2%	11.8%	12.0%	11.7%		12.0%	11.9%

Card Member receivables
Total Card Member receivables	$59,598	$58,503	$59,411	$59,042	$59,656	—	$59,598	$59,656	—
Credit loss reserves
Beginning balance	$148	$171	$156	$171	$151	(2)	$171	$174	(2)
Provisions - principal and fees	226	146	182	170	226	—	372	422	(12)
Net write-offs - principal and fees less recoveries	(184)	(169)	(164)	(187)	(205)	(10)	(353)	(422)	(16)
Other (N)	3	—	(3)	2	(1)	#	3	(3)	#
Ending balance	$193	$148	$171	$156	$171	13	$193	$171	13
Reserve as a % of Card Member receivables	0.3%	0.3%	0.3%	0.3%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (L)	1.2%	1.2%	1.1%	1.3%	1.4%		1.2%	1.5%
Net write-off rate (principal only) (L)(M)	1.4%	1.3%	1.2%	1.4%	1.5%		1.3%	1.6%
30+ days past due as a % of total (M)	0.9%	1.0%	0.9%	0.9%	0.9%		0.9%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Other loans (B)
Total other loans	$10,103	$9,678	$9,232	$8,460	$8,157	24	$10,103	$8,157	24
Credit loss reserves
Beginning balance	$244	$194	$154	$140	$136	79	$194	$126	54
Provisions	78	105	94	60	49	59	183	102	79
Net write-offs (principal only)	(48)	(53)	(51)	(44)	(43)	12	(101)	(85)	19
Net write-offs (interest and fees only)	(3)	(2)	(2)	(2)	(2)	50	(5)	(3)	67
Other (N)	1	—	(1)	—	—	—	1	—	—
Ending balance	$272	$244	$194	$154	$140	94	$272	$140	94
Reserve as a % of other loans	2.7%	2.5%	2.1%	1.8%	1.7%		2.7%	1.7%

Other receivables (B)
Total other receivables	$4,056	$3,752	$3,587	$3,800	$3,889	4	$4,056	$3,889	4
Credit loss reserves
Beginning balance	$23	$27	$49	$44	$27	(15)	$27	$27	—
Provisions	7	(2)	5	12	23	(70)	5	29	(83)
Net write-offs	(10)	(3)	(28)	(6)	(4)	#	(13)	(10)	30
Other (N)	(1)	1	1	(1)	(2)	(50)	—	(2)	#
Ending balance	$19	$23	$27	$49	$44	(57)	$19	$44	(57)
Reserve as a % of other receivables	0.5%	0.6%	0.8%	1.3%	1.1%		0.5%	1.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'25
Non-interest revenues	$5,540	$3,422	$2,947	$1,758	$2	$13,669
Interest income	3,795	1,240	620	10	599	6,264
Interest expense	782	450	335	(165)	675	2,077
Total revenues net of interest expense	8,553	4,212	3,232	1,933	(74)	17,856
Total provisions for credit losses	829	360	210	5	1	1,405
Total revenues net of interest expense after provisions for credit losses	7,724	3,852	3,022	1,928	(75)	16,451
Card Member rewards, business development and Card Member services	3,967	1,790	1,452	288	11	7,508
Marketing	800	331	322	96	6	1,555
Salaries and employee benefits and other operating expenses	1,281	826	783	490	458	3,838
Total expenses	6,048	2,947	2,557	874	475	12,901
Pretax income (loss)	$1,676	$905	$465	$1,054	$(550)	$3,550
Q2'24
Non-interest revenues	$5,029	$3,333	$2,548	$1,684	$9	$12,603
Interest income	3,474	1,051	577	13	679	5,794
Interest expense	771	430	303	(176)	736	2,064
Total revenues net of interest expense	7,732	3,954	2,822	1,873	(48)	16,333
Total provisions for credit losses	706	349	192	20	1	1,268
Total revenues net of interest expense after provisions for credit losses	7,026	3,605	2,630	1,853	(49)	15,065
Card Member rewards, business development and Card Member services	3,587	1,633	1,302	278	8	6,808
Marketing	764	325	290	96	5	1,480
Salaries and employee benefits and other operating expenses	1,115	742	748	(58)	440	2,987
Total expenses	5,466	2,700	2,340	316	453	11,275
Pretax income (loss)	$1,560	$905	$290	$1,537	$(502)	$3,790
YOY % change
Non-interest revenues	10	3	16	4	(78)	8
Interest income	9	18	7	(23)	(12)	8
Interest expense	1	5	11	6	(8)	1
Total revenues net of interest expense	11	7	15	3	(54)	9
Total provisions for credit losses	17	3	9	(75)	—	11
Total revenues net of interest expense after provisions for credit losses	10	7	15	4	(53)	9
Card Member rewards, business development and Card Member services	11	10	12	4	38	10
Marketing	5	2	11	—	20	5
Salaries and employee benefits and other operating expenses	15	11	5	#	4	28
Total expenses	11	9	9	#	5	14
Pretax income (loss)	7	—	60	(31)	(10)	(6)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$5,540	$5,243	$5,314	$5,028	$5,029	10	$10,783	$9,795	10
Interest income	3,795	3,763	3,753	3,722	3,474	9	7,558	6,955	9
Interest expense	782	757	815	806	771	1	1,539	1,519	1
Net interest income	3,013	3,006	2,938	2,916	2,703	11	6,019	5,436	11
Total revenues net of interest expense	8,553	8,249	8,252	7,944	7,732	11	16,802	15,231	10
Total provisions for credit losses	829	631	784	812	706	17	1,460	1,433	2
Total revenues net of interest expense after provisions for credit losses	7,724	7,618	7,468	7,132	7,026	10	15,342	13,798	11
Card Member rewards, business development and Card Member services	3,967	3,882	3,816	3,570	3,587	11	7,849	6,943	13
Marketing	800	765	813	755	764	5	1,565	1,483	6
Salaries and employee benefits and other operating expenses	1,281	1,239	1,294	1,148	1,115	15	2,520	2,199	15
Total expenses	6,048	5,886	5,923	5,473	5,466	11	11,934	10,625	12
Pretax segment income	$1,676	$1,732	$1,545	$1,659	$1,560	7	$3,408	$3,173	7

Billed business (billions) (G)	$176.5	$164.3	$174.0	$162.3	$165.1	7	$340.8	$318.5	7
Proprietary cards-in-force (H)	47.3	46.8	46.3	45.7	45.2	5	47.3	45.2	5
Proprietary basic cards-in-force (H)	33.4	33.0	32.5	32.1	31.7	5	33.4	31.7	5
Average proprietary basic Card Member spending (dollars)	$5,322	$5,014	$5,387	$5,091	$5,258	1	$10,341	$10,220	1

Segment assets	$113,876	$110,886	$114,228	$106,201	$108,224	5	$113,876	$108,224	5

Card Member loans
Total loans	$92,620	$90,072	$92,632	$86,752	$84,958	9	$92,620	$84,958	9
Average loans	$91,339	$89,983	$89,178	$86,223	$83,452	9	$90,745	$82,648	10
Net write-off rate (principal, interest and fees) (L)	2.6%	3.0%	2.6%	2.6%	2.9%		2.8%	2.9%
Net write-off rate (principal only) (L)	2.1%	2.4%	2.1%	2.1%	2.4%		2.2%	2.3%
30+ days past due as a % of total	1.3%	1.4%	1.4%	1.4%	1.3%		1.3%	1.3%

Net interest income divided by average Card Member loans (O)	13.2%	13.5%	13.1%	13.5%	13.0%		13.4%	13.2%
Net interest yield on average Card Member loans (O)	12.7%	13.0%	12.7%	13.0%	12.6%		12.9%	12.8%

Card Member receivables
Total receivables	$13,164	$12,824	$14,419	$13,168	$13,796	(5)	$13,164	$13,796	(5)
Net write-off rate (principal and fees) (L)	0.8%	0.8%	0.9%	1.2%	1.2%		0.8%	1.3%
Net write-off rate (principal only) (L)	0.7%	0.7%	0.8%	1.1%	1.1%		0.7%	1.2%
30+ days past due as a % of total	0.7%	0.7%	0.6%	0.7%	0.7%		0.7%	0.7%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$3,422	$3,265	$3,388	$3,304	$3,333	3	$6,687	$6,527	2
Interest income	1,240	1,202	1,176	1,142	1,051	18	2,442	2,056	19
Interest expense	450	432	442	448	430	5	882	844	5
Net interest income	790	770	734	694	621	27	1,560	1,212	29
Total revenues net of interest expense	4,212	4,035	4,122	3,998	3,954	7	8,247	7,739	7
Total provisions for credit losses	360	329	311	374	349	3	689	704	(2)
Total revenues net of interest expense after provisions for credit losses	3,852	3,706	3,811	3,624	3,605	7	7,558	7,035	7
Card Member rewards, business development and Card Member services	1,790	1,746	1,751	1,627	1,633	10	3,536	3,126	13
Marketing	331	337	360	308	325	2	668	651	3
Salaries and employee benefits and other operating expenses	826	787	886	781	742	11	1,613	1,475	9
Total expenses	2,947	2,870	2,997	2,716	2,700	9	5,817	5,252	11
Pretax segment income	$905	$836	$814	$908	$905	—	$1,741	$1,783	(2)

Billed business (billions) (G)	$135.5	$129.2	$136.0	$131.0	$132.3	2	$264.7	$259.5	2
Proprietary cards-in-force (H)	15.4	15.5	15.4	15.5	15.4	—	15.4	15.4	—
Average proprietary basic Card Member spending (dollars)	$8,782	$8,380	$8,804	$8,474	$8,588	2	$17,165	$16,845	2

Segment assets	$62,152	$62,012	$58,969	$59,716	$58,993	5	$62,152	$58,993	5

Card Member loans
Total loans	$30,143	$31,240	$29,647	$29,869	$28,621	5	$30,143	$28,621	5
Average loans	$31,253	$30,307	$30,203	$29,428	$28,031	11	$30,714	$27,243	13
Net write-off rate (principal, interest and fees) (L)	2.9%	3.0%	2.7%	2.6%	2.7%		3.0%	2.7%
Net write-off rate (principal only) (L)	2.5%	2.6%	2.3%	2.2%	2.3%		2.5%	2.3%
30+ days past due as a % of total	1.6%	1.6%	1.5%	1.5%	1.4%		1.6%	1.4%

Net interest income divided by average Card Member loans including loans held for sale (O)	9.8%	10.1%	9.6%	9.4%	8.9%		9.9%	8.9%
Net interest yield on average Card Member loans including loans held for sale (O)	11.1%	11.4%	11.1%	10.9%	10.5%		11.3%	10.6%

Card Member receivables
Total receivables	$24,955	$26,172	$24,945	$26,341	$26,737	(7)	$24,955	$26,737	(7)
Net write-off rate (principal and fees) (L)	1.2%	1.3%	1.1%	1.3%	1.4%		1.3%	1.4%
Net write-off rate (principal only) - small business (L)	1.9%	1.9%	1.6%	1.8%	2.0%		1.9%	2.0%
30+ days past due as a % of total - small business	1.2%	1.3%	1.3%	1.2%	1.2%		1.2%	1.2%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.4%	0.4%		0.4%	0.4%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$2,947	$2,646	$2,725	$2,659	$2,548	16	$5,593	$4,985	12
Interest income	620	596	583	588	577	7	1,216	1,160	5
Interest expense	335	306	318	311	303	11	641	610	5
Net interest income	285	290	265	277	274	4	575	550	5
Total revenues net of interest expense	3,232	2,936	2,990	2,936	2,822	15	6,168	5,535	11
Total provisions for credit losses	210	192	194	158	192	9	402	374	7
Total revenues net of interest expense after provisions for credit losses	3,022	2,744	2,796	2,778	2,630	15	5,766	5,161	12
Card Member rewards, business development and Card Member services	1,452	1,312	1,442	1,296	1,302	12	2,764	2,505	10
Marketing	322	300	306	287	290	11	622	642	(3)
Salaries and employee benefits and other operating expenses	783	751	1,014	740	748	5	1,534	1,472	4
Total expenses	2,557	2,363	2,762	2,323	2,340	9	4,920	4,619	7
Pretax segment income	$465	$381	$34	$455	$290	60	$846	$542	56

Billed business (billions) (G)	$103.9	$92.9	$97.7	$93.6	$90.2	15	$196.7	$175.6	12
Proprietary cards-in-force (H)	22.5	22.3	21.9	21.7	21.5	5	22.5	21.5	5
Proprietary basic cards-in-force (H)	16.9	16.7	16.4	16.2	16.0	6	16.9	16.0	6
Average proprietary basic Card Member spending (dollars)	$6,197	$5,619	$6,003	$5,829	$5,681	9	$11,823	$11,122	6

Segment assets	$46,500	$42,620	$42,879	$43,073	$41,982	11	$46,500	$41,982	11

Card Member loans - consumer and small business
Total loans	$19,512	$17,891	$17,395	$17,927	$17,272	13	$19,512	$17,272	13
Average loans	$18,820	$17,407	$17,591	$17,305	$16,838	12	$18,145	$16,616	9
Net write-off rate (principal, interest and fees) (L)	2.5%	2.3%	2.3%	2.4%	2.5%		2.4%	2.6%
Net write-off rate (principal only) (L)	2.1%	2.0%	1.9%	2.0%	2.1%		2.0%	2.1%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.2%	1.2%		1.2%	1.2%

Net interest income divided by average Card Member loans (O)	6.1%	6.8%	6.0%	6.4%	6.5%		6.4%	6.7%
Net interest yield on average Card Member loans (O)	8.8%	9.4%	8.7%	8.8%	9.0%		9.1%	9.3%

Card Member receivables
Total receivables	$21,479	$19,507	$20,047	$19,533	$19,123	12	$21,479	$19,123	12
Net write-off rate (principal and fees) (L)	1.5%	1.3%	1.3%	1.3%	1.5%		1.4%	1.6%
Net write-off rate (principal only) - consumer and small business (L)	1.5%	1.3%	1.3%	1.4%	1.6%		1.4%	1.6%
30+ days past due as a % of total - consumer and small business	1.0%	1.0%	0.8%	0.9%	0.9%		1.0%	0.9%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.4%	0.4%	0.4%		0.4%	0.4%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YOY % change	YTD'25	YTD'24	YOY % change
Non-interest revenues	$1,758	$1,660	$1,723	$1,667	$1,684	4	$3,418	$3,339	2
Interest income	10	12	11	11	13	(23)	22	30	(27)
Interest expense	(165)	(143)	(160)	(169)	(176)	6	(308)	(374)	18
Net interest income	175	155	171	180	189	(7)	330	404	(18)
Total revenues net of interest expense	1,933	1,815	1,894	1,847	1,873	3	3,748	3,743	—
Total provisions for credit losses	5	(2)	6	10	20	(75)	3	26	(88)
Total revenues net of interest expense after provisions for credit losses	1,928	1,817	1,888	1,837	1,853	4	3,745	3,717	1
Business development and Card Member services	288	283	322	269	278	4	571	557	3
Marketing	96	76	130	112	96	—	172	169	2
Salaries and employee benefits and other operating expenses	490	468	583	465	(58)	#	958	437	#
Total expenses	874	827	1,035	846	316	#	1,701	1,163	46
Pretax segment income	$1,054	$990	$853	$991	$1,537	(31)	$2,044	$2,554	(20)

Total network volumes (billions) (F)	$472.0	$439.6	$464.0	$441.0	$440.6	7	$911.6	$859.8	6

Segment assets	$18,324	$18,083	$17,712	$17,739	$24,446	(25)	$18,324	$24,446	(25)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24
ROE
Annualized Net income	$11,540	$10,336	$10,129	$10,028	$12,060
Average shareholders' equity	$31,756	$30,733	$29,266	$29,623	$29,152
Return on average equity (C)	36.3%	33.6%	34.6%	33.9%	41.4%

Reconciliation of ROCE
Annualized Net income	$11,540	$10,336	$10,129	$10,028	$12,060
Preferred share dividends and equity related adjustments	58	57	58	58	59
Earnings allocated to participating share awards and other	75	69	76	75	92
Net income attributable to common shareholders	$11,407	$10,210	$9,995	$9,895	$11,909

Average shareholders' equity	$31,756	$30,733	$29,266	$29,623	$29,152
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$30,172	$29,149	$27,682	$28,039	$27,568
Return on average common equity (C)	37.8%	35.0%	36.1%	35.3%	43.2%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	YTD'25	YTD'24
Consolidated
Net interest income	$4,187	$4,169	$4,038	$4,006	$3,730	$8,356	$7,499
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	918	851	865	940	912	1,769	1,794
Interest income not attributable to our Card Member loan portfolio (Q)	(895)	(851)	(823)	(940)	(920)	(1,746)	(1,836)
Adjusted net interest income (O)	$4,210	$4,169	$4,080	$4,006	$3,722	$8,379	$7,457
Average Card Member loans including loans held for sale	$142,603	$138,457	$137,161	$132,956	$128,321	$140,608	$126,507
Net interest income divided by average Card Member loans including loans held for sale (O)	11.8%	12.2%	11.7%	12.0%	11.7%	12.0%	11.9%
Net interest yield on average Card Member loans including loans held for sale (O)	11.8%	12.2%	11.8%	12.0%	11.7%	12.0%	11.9%

U.S. Consumer Services
Net interest income	$3,013	$3,006	$2,938	$2,916	$2,703	$6,019	$5,436
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	70	64	73	45	44	134	80
Interest income not attributable to our Card Member loan portfolio (Q)	(186)	(177)	(160)	(143)	(132)	(363)	(254)
Adjusted net interest income (O)	$2,897	$2,893	$2,851	$2,818	$2,615	$5,790	$5,262
Average Card Member loans	$91,339	$89,983	$89,178	$86,223	$83,452	$90,745	$82,648
Net interest income divided by average Card Member loans (O)	13.2%	13.5%	13.1%	13.5%	13.0%	13.4%	13.2%
Net interest yield on average Card Member loans (O)	12.7%	13.0%	12.7%	13.0%	12.6%	12.9%	12.8%

Commercial Services
Net interest income	$790	$770	$734	$694	$621	$1,560	$1,212
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	200	192	198	193	190	392	374
Interest income not attributable to our Card Member loan portfolio (Q)	(91)	(88)	(86)	(84)	(81)	(179)	(155)
Adjusted net interest income (O)	$899	$874	$846	$803	$730	$1,773	$1,431
Average Card Member loans including loans held for sale	$32,443	$31,067	$30,392	$29,428	$28,031	$31,718	$27,243
Net interest income divided by average Card Member loans including loans held for sale (O)	9.8%	10.1%	9.6%	9.4%	8.9%	9.9%	8.9%
Net interest yield on average Card Member loans including loans held for sale (O)	11.1%	11.4%	11.1%	10.9%	10.5%	11.3%	10.6%

International Card Services
Net interest income	$285	$290	$265	$277	$274	$575	$550
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	140	123	130	122	118	263	244
Interest income not attributable to our Card Member loan portfolio (Q)	(11)	(11)	(12)	(14)	(15)	(22)	(30)
Adjusted net interest income (O)	$414	$402	$383	$385	$377	$816	$764
Average Card Member loans	$18,820	$17,407	$17,591	$17,305	$16,838	$18,145	$16,616
Net interest income divided by average Card Member loans (O)	6.1%	6.8%	6.0%	6.4%	6.5%	6.4%	6.7%
Net interest yield on average Card Member loans (O)	8.8%	9.4%	8.7%	8.8%	9.0%	9.1%	9.3%
See Appendix III for footnote references

Appendix III	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation. The sum of the components reported across periods in the tables included in this report may not equal the total amount reported year-to-date due to rounding.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $18 million, $18 million, $17 million, $18 million and $23 million in Q2'25, Q1'25, Q4'24, Q3'24 and Q2'24, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $14 million, $15 million and $15 million in Q2'25, Q1'25, Q4'24, Q3'24 and Q2'24, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Supplementary Leverage Ratio is calculated as Tier 1 capital divided by total leverage exposure. Total leverage exposure includes total average on-balance sheet assets and certain off-balance sheet exposures, net of amounts that are deducted from Tier 1 capital. We became a Category III firm in the third quarter of 2024 and thus are subject to a minimum supplementary leverage ratio from the fourth quarter onwards.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Network volumes represent total transaction volumes (including cash advances) on payment products issued by American Express and under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.
(G)	Billed business represents transaction volumes (including cash advances) on payment products issued by American Express.
(H)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(I)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(K)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(L)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(M)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(N)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(O)	For purposes of the calculation of net interest yield on Card Member loans and net interest income divided by average Card Member loans, average loans include loans held for sale (HFS) as we continue to recognize interest income on these loans until they are sold. Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(P)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(Q)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.